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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 5, 1998

SYQUEST TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19674                                 94-2793941
(Commission File Number)      (IRS Employer Identification No.)


47071 Bayside Parkway, Fremont, California 94538
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (510) 226-4000


Not Applicable
(Former name or former address, if changed since last report.)
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            INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

Appointment of Chief Financial Officer

     On August 5, 1998, SyQuest Technology, Inc. (the "Company") issued a press
release announcing that Henry C. Lo was named chief financial officer.   A copy
of that press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Announcement of Restructuring Plans

     On August 6, 1998, the Company issued a press release announcing certain restructuring and related matters. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Amendment of Accountant's Report

     The report of PricewaterhouseCoopers LLP on SyQuest Technology, Inc.'s fiscal 1997 consolidated financial statements was amended on August 14, 1998, to add an explanatory paragraph regarding the Company's ability to continue as a going concern. The amended report and consolidated financial statements as of September 30, 1997 and 1996 and for each of the three years ended September 30, 1997 are attached as Exhibit 99.3 and are incorporated herein by reference.



Item 7.   Financial Statements and Exhibits

     c)   Exhibits

          99.1  Company's press release dated August 5, 1998.

          99.2  Company's press release dated August 6, 1998.

          99.3 Consolidated Financial Statements for SyQuest Technology, Inc. as of September 30, 1997 and 1996 and for each of the three years ended September 30, 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYQUEST TECHNOLOGY, INC.
                                    (Registrant)
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Date: September 2, 1998                 By  /s/ Henry Lo
                                            Henry Lo
                                            Chief Financial Officer